CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act  of 1934

Date of Report (Date of earliest event reported): October 3, 2001


                       Gentner Communications Corporation
    ----------------------------------- -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        UTAH                         17219                     87-0398877
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)           Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                        --------------- ---------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                     ---------------------- ---------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 2. Acquisition or Disposition of Assets.

        On October 3, 2001, pursuant to a "Share Purchase Agreement" dated October 3, 2001, Gentner Communications Corporation ("Gentner") caused its wholly owned subsidiary, Gentner Ventures, Inc., to purchase all of the issued and outstanding shares (the "Transaction") of Ivron Systems, Ltd., of Dublin, Ireland ("Ivron"). As of the Closing, 5,366,637 Ivron common shares were issued and outstanding. Ivron is a privately-held developer of video conferencing technology and equipment (the "Business"). Following the closing, Michael Peirce, the former chairman of Ivron, was appointed to Gentner's board of directors.

        In the Transaction, each shareholder of Ivron (each, a "Shareholder") received at the closing approximately US$1.12 per Ivron common share. Following June 30, 2002 each former Shareholder will receive approximately .08 shares of Gentner's common shares for each Ivron share previously held by each such shareholder, provided that certain video product development contingencies are achieved, as set forth in the Share Repurchase Agreement. Thereafter, for Gentner's completed fiscal years 2003 and 2004, the former Ivron Shareholders may share in up to US$17,000,000 of additional consideration provided that certain agreed upon EPS targets for Gentner are achieved.

        As part of the Transaction, all outstanding options to purchase Ivron shares were cancelled in consideration for an aggregate cash payment of US$650,000, allocated among the optionees by the number of options originally held by each such optionee. In addition, former optionees of Ivron who remain with Ivron are eligible to participate in a cash bonus program paid by Ivron and based on the combined performance of Gentner and Ivron in fiscal years 2003 and 2004. The maximum amount payable under this bonus program is an aggregate of US$1,000,000. As of the closing of the Transaction, Ivron's thirty employees were remaining in Ivron's employ.

        The total value of the consideration paid in the Transaction was determined based on arm's length negotiations between Gentner and the Shareholders, that took into account a number of factors of the business including historic revenues, operating history, products, intellectual property and other factors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Audited financial statements of Ivron Systems, Ltd.

    Fiscal 2000
      Page No.
      Report of Independent Auditors......................................F-1
      Statement of Accounting Policies....................................F-3
      Consolidated Profit and Loss Account for
        the year ended December 31, 2000..................................F-5
      Consolidated Balance Sheet as of December 31, 2000..................F-6
      Company Balance Sheet as of December 31, 2000.......................F-7

      Notes to Financial Statements.......................................F-8
      Reconciliation between Irish and U.S. accounting principles.........F-18
      Operating statement and appendices..................................F-21

    Fiscal 1999
      Page No.
      Report of Independent Auditors......................................F-22
      Statement of Accounting Policies....................................F-24
      Profit and Loss Account for the year ended December 31, 1999........F-26
      Balance Sheet as of December 31, 1999...............................F-27
      Notes to Financial Statements.......................................F-28
      Reconciliation between Irish and U.S. accounting principles.........F-38
      Operating statement and appendices..................................F-41

    Fiscal 1998
      Page No.
      Report of Independent Auditors......................................F-42
      Statement of Accounting Policies....................................F-44
      Profit and Loss Account for the year ended December 31, 1998........F-46
      Balance Sheet as of December 31, 1998...............................F-47
      Notes to Financial Statements.......................................F-48
      Reconciliation between Irish and U.S. accounting principles.........F-57
      Operating statement and appendices..................................F-60


(b) Unaudited Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Financial Statements of Gentner Communications Corporation and Ivron Systems, Ltd.

                                                                        Page No.
      Pro Forma Condensed Combined Financial Information (unaudited)......P-1
      Pro Forma Condensed Combined Balance Sheet as of June 30, 2001
        (unaudited).......................................................P-1
      Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2001 (unaudited)................................P-3
      Notes to Pro Forma Condensed Financial Information (unaudited)......P-4

(c)  Exhibits
     --------

     The Exhibit Index appearing on page 4 is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Gentner has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Gentner Communications Corporation
                                      (the Registrant)


                                   By:  /s/Randall J. Wichinski
                                        --------------------------------------
                                        Randall J. Wichinski
                                        Vice President Chief Financial Officer
                                        (Duly authorized Officer and Principal
                                         Financial and Accounting Officer)

Dated:  October 18, 2001

                                  EXHIBIT INDEX


                                                                    Sequentially
         Exhibit                                                      Numbered
          Number                          Description                   Page
          ------                          -----------                   ----

           2.1       Share Purchase Agreement among Gentner               #
                     Communications Corporation, Gentner
                     Ventures, Inc., and the Shareholders of
                     Ivron Systems, Ltd.

           99.1      Press Release issued October 4, 2001                 #

Auditors' report to the members of Ivron Systems Group Limited (formerly known as Vedia Technology Limited)

We have audited the financial statements on pages 7 to 21.

Respective responsibilities of directors and auditors in relation to the financial statements

The directors are responsible for preparing the directors' report and, as described on page 4, the financial statements in accordance with applicable Irish law and accounting standards. Our responsibilities, as independent auditors, are established in Ireland by statute, the Auditing Practices Board and by our professions ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Acts. As also required by the Acts, we state whether we have obtained all the information and explanations we require for our audit, whether the financial statements agree with the books of account and report to you our opinion as to whether:

|X|  the company has kept proper books of account;

|X|  the directors report is consistent with the financial statements:

|X| at the balance sheet date a financial situation existed that would require the company to hold an extraordinary general meeting, on the grounds that the net assets of the company, as shown in the financial statements, are less than half of its share capital.

We also report to you if, in our opinion, information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Auditors' report to the members of Ivron Systems Group Limited (formerly known as Vedia Technology Limited) (continued)

Going concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 1 to the financial statements concerning continued financial support. In view of the significance of the reliance on support from the directors and shareholders, we consider that it should be drawn to your attention. Our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 December 2000 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Acts, 1963 to 1999 and all Regulations to be construed as one with those Acts.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors' report on pages 2 and 3 is consistent with the financial statements.

The net assets of the company, as stated in the company balance sheet on page 11, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 2000 a financial situation which, under Section 40(1) of the Companies (Amendment) Act 1983, would require the convening of an extraordinary general meeting of the company.


Chartered Accountants                                               20 July 2001
Registered Auditors

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Statement of accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.


Basis of preparation

The financial statements are presented in United States dollars (US$) and prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.


Basis of consolidation

The consolidated financial statements include the audited financial statements of the company and it's subsidiary which are made up to December 31 2000. A separate profit and loss account for the company is not presented, as provided for by Section 3 (2) of the Companies (Amendment) Act 1986.

Turnover

Turnover represents the invoiced value of goods and services exclusive of Value Added Tax.


Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less accumulated depreciation. The charge for depreciation is calculated to write down the cost of tangible fixed assets over their expected useful lives on a straight-line basis at the following annual rates:

     Plant and machinery                                  33 1/3%


Stocks

Stocks are valued at the lower of cost and net realisable value on an actual cost basis.

Taxation

Corporation tax is provided on profits should they arise.


Foreign currencies

Transactions arising in foreign currencies are recorded at the monthly average exchange rates. Monetary items denominated in foreign currencies are translated at the balance sheet rate and the exchange differences are dealt with in the profit and loss account.

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Statement of accounting policies (continued)

Leased assets

Tangible fixed assets acquired under finance leases are included in the balance sheet at their equivalent capital value and depreciated over the shorter of the lease term and their useful lives. The corresponding liabilities are recorded as a creditor and the interest element of the finance lease rentals is charged to the profit and loss account on an annuity basis.

Research and development

Expenditure on research and development of new products is written off fully in the year in which it is incurred.

Intangible fixed assets

Intangible fixed assets relates to software licences and are being written off to the profit and loss account over three years.

Goodwill

Purchased   goodwill  arising  on  the  acquisition  of  Mentec   Picturecom  is
capitalised in the balance sheet and amortised over the estimated economic life of 10 years.

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Consolidated profit and loss account
For the year ended 31 December 2000
                                                     Notes    Year ended     Year ended
                                                             31 December    31 December
                                                                    2000           1999
                                                                     US$            US$

Turnover -continuing operations                                1,443,025     1,625,870

Cost of sales                                                 (1,363,177)    (1,139,159)
                                                              ----------     ----------


Gross profit - continuing operations                              79,848        486,711
Operating expenses                                       2    (2,384,630)    (2,281,669)
                                                              ----------     ----------


Operating loss - continuing operations                        (2,304,782)    (1,794,958)

Interest receivable and similar income                   3         2,792            829
Interest payable                                         4        (5,917)        (7,744)
                                                              ----------     ----------


Loss on ordinary activities before taxation              5    (2,307,907)    (1,801,873)

Tax on loss on ordinary activities                       8             -              -
                                                              ----------     ----------


Loss for the financial year                                   (2,307,907)    (1,801,873)
Profit and loss account at beginning of year                  (3,415,812)    (1,613,938)
                                                              ----------     ----------


Profit and loss account at end of year                        (5,723,719)    (3,415,811)
                                                              ==========     ==========



The group had no recognised gains or losses in the financial year or preceding financial year other than those dealt with in the profit and loss account and, accordingly, no statement of total recognised gains and losses is included.


On behalf of the board



M. Peirce                                          D. Smyth
Director                                           Director

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Consolidated balance sheet
at 31 December 2000

                                           Note             2000                    1999
                                                       US$        US$          US$        US$
Fixed assets
Tangible assets                               9     94,830                 190,658
Intangible assets                            10     52,354                  62,135
Goodwill: purchased goodwill                 11  1,050,000               1,200,000
                                                 ---------               ---------

                                                            1,197,184               1,452,793

Current assets
Stocks                                       13    439,732                 171,660
Debtors                                      14    477,488                 503,221
Cash at bank and in hand                           987,355                  83,023
                                                 ---------               ---------


                                                            1,904,575                 757,904
Creditors: amounts falling due
 within one year                             15              (684,958)               (840,905)
                                                             --------                --------


Net current assets /(liabilities)                           1,219,680                 (83,001)
                                                             --------                --------


Total assets less current liabilities                       2,416,801               1,369,792

Creditors: amounts falling due after one year16              (725,000)               (766,813)
                                                             --------                --------


Net assets                                                  1,691,801                 602,979
                                                            =========                 =======

Capital and reserves
Called up share capital                      18             3,752,373               2,054,008
Share premium account                                       3,663,147               1,964,782
Profit and loss account                                    (5,723,719)             (3,415,811)
                                                            ---------               ---------

Shareholders' funds - equity                 20             1,691,801                 602,979
                                                            =========                 =======

On behalf of the board


M. Peirce                                          D. Smyth
Director                                           Director

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Company balance sheet
at 31 December 2000

                                           Note             2000                    1999
                                                       US$        US$          US$        US$
Fixed assets
Tangible assets                               9     94,830                 190,658
Intangible assets                            10     52,354                  62,135
Goodwill: purchased goodwill                 11  1,050,000               1,200,000
Financial assets                             12          1                       -
                                                 ---------               ---------

                                                            1,197,185               1,452,793

Current assets
Stocks                                       13    442,394                 171,660
Debtors                                      14    817,478                 503,221
Cash at bank and in hand                           968,763                  83,023
                                                 ---------               ---------


                                                            2,228,635                 757,904
Creditors: amounts falling due
 within one year                             15              (653,848)               (840,905)
                                                            ---------               ---------


Net current  assets /(liabilities)                          1,574,787                 (83,001)
                                                            ---------               ---------


Total assets less current liabilities                       2,771,972               1,369,792

Creditors: amounts falling due after one year16              (725,000)               (766,813)
                                                            ---------               ---------


Net assets                                                  2,046,972                 602,979
                                                            =========                 =======

Capital and reserves
Called up share capital                      18             3,752,373               2,054,008
Share premium account                                       3,663,147               1,964,782
Profit and loss account                                    (5,368,883)             (3,415,811)
                                                            ---------               ---------


Shareholders' funds - equity                 20             2,046,972                 602,979
                                                            =========                 =======

On behalf of the board

M. Peirce                                          D. Smyth
Director                                           Director

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)
Notes
forming part of the financial statements

1    Financial Support
     The company has generated losses of US$5.7 million since incorporation and the losses have been financed principally by shareholders equity. The directors have prepared a business plan incorporating cash flow projections for the period through to 30 June 2002. The company's business plan envisages that additional finance will be required to fund the company's activities and certain directors and shareholders have indicated that they are willing to provide the necessary financial support for the foreseeable future to enable the company to trade at it's projected level of operation. The financial statements have, accordingly, been prepared on the going concern basis.


2    Operating expenses                               Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Selling, general and administration expenses      1,601,679      1,164,923
     Research and development expenses                   782,951      1,116,746
                                                         -------      ---------


                                                       2,384,630      2,281,669
                                                       =========      =========



3    Interest receivable and similar income
                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Deposit interest received                             2,792            829
                                                           =====            ===



4    Interest payable
                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Bank interest                                         2,005          2,887
     Finance lease interest payable
      in respect of finance leases                         3,912          4,857
                                                           -----          -----


                                                           5,917          7,744
                                                           =====          =====

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

5    Statutory information
                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Depreciation and other amounts written off:
     Owned tangible fixed assets                         163,553         93,319
     Leased tangible fixed assets                         26,556         36,626
                                                          ------         ------


     Auditors' remuneration                               16,000         13,000
                                                          ======         ======



6    Employees

     The average weekly number of employees, analysed by category, were as follows:

                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                          Number         Number

     Sales and administration                                  5              3
     Research and development                                 10             18
     Manufacturing                                             5              3
                                                          ------         ------


                                                              20             24
                                                          ======         ======


     The aggregate payroll costs of these employees were as follows:

                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Wages and salaries                                1,087,751      1,134,978
     Social welfare costs                                102,351        116,987
     Pension cost                                          5,292              -
                                                          ------         ------


                                                       1,195,394      1,251,965
                                                       =========      =========

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

7    Directors' remuneration and transactions
                                                      Year ended     Year ended
                                                     31 December    31 December
                                                            2000           1999
                                                             US$            US$

     Directors' remuneration
     Fees                                                      -              -
     Other remuneration including pension contributions  199,942              -
                                                         -------        -------


                                                         199,942              -
                                                         =======        =======



     Details of directors' interests in shares are provided in the directors' report.


8    Tax on loss on ordinary activities

     No corporation tax was payable on the loss on ordinary activities for the year.

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Notes (continued)

9    Tangible fixed assets (Group and company)
                                                         Plant &
                                                       Machinery
                                                             US$
     Cost
     At 1 January 2000                                   377,897
     Additions                                            36,009
                                                          ------


     At 31 December 2000                                 413,906
                                                         =======


     Depreciation
     At January 2000                                     187,239
     Depreciation                                        131,837
                                                         -------


     At 31 December 2000                                 319,076
                                                         =======

     Net book value
     At 31 December 2000                                  94,830
                                                         =======

     At 31 December 1999                                 190,658
                                                         =======

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

10   Intangible fixed assets (Group and company)        Licences
                                                             US$
     Cost
     At beginning of year                                 95,574
     Additions in year                                    21,935
                                                         -------


     At end of year                                      117,509
                                                         =======

     Amortisation
     At beginning of year                                 33,439
     Amortised during the year                            31,716
                                                         -------


     At end of year                                       65,155
                                                         =======

     Net book value
     At 31 December 2000                                  52,354
                                                         =======


     At 31 December 1999                                  62,135
                                                         =======


11    Goodwill (Group and company)       Purchased
                                                        goodwill
                                                             US$
     Cost
     At beginning of year                              1,500,000
     Additions in year                                     -
                                                       ---------

     At end of year                                    1,500,000
                                                       =========

     Amortisation
     At beginning of year                                300,000
     Amortised during the year                           150,000
                                                       ---------


     At end of year                                      450,000
                                                       =========


     Net book value
     At 31 December 2000                               1,050,000
                                                       =========


     At 31 December 1999                               1,200,000
                                                       =========


     The goodwill relates to the acquisition of the Mentec Picturecom business on 6 March 1998.

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

12   Financial assets

     Company

     Shares in subsidiary at cost

     On 29 August 2000, Ivron Systems Limited established a wholly owned subsidiary (1 ordinary share at US$1 each) of Ivron Systems Inc, a company incorporated in the United States. The activity of this company is similar in nature to that of Ivron Systems Limited. The registered office of Ivron Systems Inc is located at 110 Wild Basin Road, Suite 270, Austin TX 78746, USA.


13   Stocks                      31 December 2000             31 December 1999
                                Group       Company          Group       Company
                                  US$           US$            US$           US$

     Raw materials            328,851       335,331        123,871       123,871
     Finished goods           110,881       107,064         47,789        47,789
                              -------       -------         ------        ------


                              439,732       442,395        171,660       171,660
                              =======       =======        =======       =======



14   Debtors: amounts falling due within one year
                                 31 December 2000             31 December 1999
                                Group       Company          Group       Company
                                  US$           US$            US$           US$

     Trade debtors            325,709       325,709        368,617       368,617
     Prepayments and accrued
        income                 20,112        16,857         16,291        16,291
     Intercompany debtors           -       347,949              -             -
     Other debtors            131,667       126,963        118,313       118,313
                              -------       -------        -------       -------


                              477,488       817,478        503,221       503,221
                              =======       =======        =======       =======

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)
15   Creditors: amounts falling due within one year

                                              31 December 2000             31 December 1999
                                             Group       Company          Group       Company
                                               US$           US$            US$           US$

     Trade creditors                        60,693        60,963        469,596       469,596
     Obligations under finance
        leases (note 17)                    52,291        52,291         37,034        37,034
     Accruals and deferred income          500,006       468,959        278,421       278,421
     PAYE/PRSI                              71,968        71,905         55,854        55,854
                                            ------        ------         ------        ------


     Total                                 684,958       654,183        840,905       840,905
                                           =======       =======        =======       =======



16   Creditors: amounts falling due after one year

                                              31 December 2000             31 December 1999
                                             Group       Company          Group       Company
                                               US$           US$            US$           US$

     Loan (note 17)                        725,000       725,000        725,000       725,000
     Obligations under finance
        lease (note 17)                          -             -         41,813        41,813
                                            ------        ------         ------        ------


                                           725,000       725,000        766,813       766,813
                                           =======       =======        =======       =======


     The details of the loan are set out on note 22 of the financial statements.


17   Details of borrowings

                                                        Between         Between
                                         Within     one and two    two and five
                                       one year           years           years       Total
                                            US$             US$             US$         US$
                                                                                       2000

     Repayable by instalments
     Obligations under finance leases    52,291               -              -       52,291
     Loan from Mentec Limited                 -         725,000              -      725,000
                                         ------         -------         ------      -------


     At end of year                      52,291         725,000              -      777,291
                                         ======         =======         ======      =======

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

18   Called up share capital
                                                            2000           1999
                                                             US$            US$
     Equity
     Authorised:
     150,000 "A" Ordinary Shares of US$1 each            150,000        150,000
     4,850,000 Ordinary Shares of US$1 each            4,850,000      4,850,000
                                                       ---------      ---------


                                                       5,000,000      5,000,000
                                                       =========      =========

     Allotted, called up and fully paid:
     Opening share capital                             2,054,008      1,416,000
     Shares issued during the period:
     Ordinary Shares of US$1 each                      1,698,365        638,008
                                                       ---------      ---------


     Closing share capital                             3,752,373      2,054,008
                                                       =========      =========


     During the year ordinary shares of US$1 each were issued at a premium of $1 each as follows:

         Shareholder                     Number of shares

         M. Peirce                              1,193,712
         Trinity Venture Capital                  481,584
         Gilbert Little                            23,069


19   Reserves

                                          Share          Share    Profit and
                                        capital        premium          loss
                                        account        account       account       Total
                                            US$            US$           US$         US$

     At beginning of year             2,054,008      1,964,782    (3,415,811)    602,979

     Movement during the year         1,698,365      1,698,364    (2,307,907)  1,088,822
                                      ---------      ---------    ----------   ---------


     At end of year                   3,752,373      3,664,146    (5,723,718)  1,691,801
                                      =========      =========    ==========   =========

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

20   Reconciliation of movement in shareholders' funds
                                                            2000           1999
                                                             US$            US$

     Shareholders' funds at beginning of year            602,979      1,128,831
     Shares issued during year                         3,396,729      1,276,021
     Loss for financial year                          (2,307,907)    (1,801,873)
                                                      ----------     ----------


     Shareholders' funds at end of year                1,691,801        602,979
                                                       =========        =======



21   Commitments
                                                            2000           1999
                                                             US$            US$
     Capital commitments
     Authorised and contracted for                             -              -
     Authorised and not contracted for                         -              -
                                                      ----------     ----------


                                                               -              -
                                                       =========        =======


     Operating lease commitments

     Annual commitments cost under non cancellable operating leases as follows:

                                    Land and          2000           1999
                                   Buildings         Total          Total
                                         IR(pound)     IR(pound)      IR(pound)

     Expiring
     Within one year                  51,532        51,532         60,604
     Between two and five years            -             -              -
     More than five years                  -             -              -
                                      ------        ------         ------
                                      51,532        51,532         60,604
                                      ======        ======         ======

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Notes (continued)

22   Related party transactions

     Mentec Limited is a shareholder of Ivron Systems Limited. The company's material related parties as defined by FRS 8 - Related Party Disclosures and the extent of transactions are summarised below:

                                                            2000           1999
                                                          Mentec         Mentec
                                                         Limited        Limited
                                                             US$            US$
     Cost of goods/services supplied
      to Ivron Systems Limited on
      normal trading terms                                56,899          7,288
                                                          ======          =====

     Amounts due from/(to) related parties at arising from:

     Trading activities                                  (39,942)        (7,288)
                                                         =======         ======

     Maximum amount outstanding
      during the year                                     39,942          7,288
                                                          ======          =====


     Mentec Limited provided an interest bearing loan to Ivron Systems Limited for US$750,000. The terms of the loan required repayment of US$375,000 on 31 March 2000 and 30 September 2000. The interest on the loan is DIBOR plus 3.5% for 3 months funds from the repayment dates. This loan will be repaid to Mentec Limited at a date which is yet to be determined.

     Dr. M. Pierce is a shareholder and director of Mentec Limited and Mr. M. Horgan is also a director of Mentec Limited. Mr. J. Tracey is a director of Trinity Venture Capital, a company having a shareholding in Ivron Systems Limited.


23   Cash flow statement

     The company has availed of exemptions in FRS 1 - Cashflow Statements (Revised) not to prepare a cash flow as it meets the requirements of
     Section 8 of the Companies (Amendment) Act 1986 to be treated as a small company.


24   Approval of financial statements

     The financial statements were approved by the board of directors on 20 July 2001.

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Reconciliation between Irish and U.S. Accounting Principles

The financial statements of the company set out on pages 7 to 21 have been prepared in accordance with generally accepted accounting principles applicable in Ireland ("Irish GAAP") which differ in certain significant respects from those applicable in the U.S. (" U.S. GAAP"). The material differences as they apply to the financial statements are as follows :

(a)  Financial statement format

     The format of the financial statements and certain note disclosures under U.S. GAAP differ from those under Irish GAAP.

(b)  Forward - looking statements

     To the extent any statement made in these financial statements with information that is not historical, these statements are necessarily forward - looking. As such, they are subject to the occurrence of many events outside of Ivron's control and are subject to various risk factors that would cause our results to differ materially from those expressed in any forward - looking statement.

     The following is a summary of the material adjustments to loss and shareholders' equity which would be required had the financial statements being prepared in accordance with U.S. GAAP.

     (i)  Effect on loss for the financial year

                                                               Year ended   10 months ended
                                                         31 December 2000   31 December1999
                                                                     US$                US$

             Loss for the financial year under Irish GAAP      2,307,907          1,801,861
                                                               =========          =========

             Net loss as stated under U.S. GAAP                2,307,907          1,801,861
                                                               =========          =========


        (ii) Effect on shareholders equity

                                                             31 December        31 December
                                                                    2000               1999
                                                                     US$                US$

             Shareholders' equity as stated under Irish GAAP   1,691,801            602,979
                                                               =========          =========

             Shareholders' equity as stated under U.S. GAAP    1,691,801            602,979
                                                               =========          =========

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Operating statement
for the year ended 31 December 2000

                                                    Year ended     Year ended
                                                   31 December    31 December
                                                          2000           1999
                                                           US$            US$

Turnover                                             1,443,025      1,625,870

Cost of sales (Appendix 1)                          (1,363,177)    (1,139,159)
                                                    ----------     ----------


Gross profit                                            79,846        486,711

Operating expenses (Appendix 2)                     (2,384,630)    (2,281,669)
                                                    ----------     ----------


Operating loss                                      (2,304,782)    (1,794,958)
                                                    ==========     ==========

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)


Appendix 1:  Cost of sales
for the year ended 31 December 2000

                                                                    Year ended
                                 Year ended                        31 December
                                       2000                               1999
                                        US$                                US$

Direct costs

Opening stock                       171,660                  85,611
Raw material purchases            1,275,630               1,029,764
Less: Closing stock                (442,401)               (171,660)
                                   --------                --------

Raw materials consumed                       1,004,889                 943,715

Manufacturing overheads

Direct labour                       192,610                  93,907
Freight                              55,843                  32,686
Production overheads                109,835                  68,851
                                   --------                --------

                                               358,288                 195,444
                                               -------                 -------


Cost of sales                                1,363,177               1,139,159
                                             =========               =========

Ivron Systems Group Limited
(formerly known as Vedia Technology Limited)

Appendix 2: Operating expenses
for the year ended 31 December 2000

                                                Year ended           Year ended
                                               31 December          31 December
                                                      2000                 1999
                                                       US$                  US$
Administration expenses
Wages and salaries                                 587,375              566,098
Commission                                          37,633               17,422
Contractors                                            719               34,443
Marketing and advertising                           59,855               36,407
Light, heat and power                                1,342                3,107
Travel and subsistence                             172,178              162,875
Non stock materials                                      -                2,744
Rent and rates                                      74,943               57,763
Telephone and telex                                 36,119               25,138
Computer costs                                      39,291                9,726
Insurance                                           16,734               22,736
Subscriptions                                        1,134                1,850
Postage and stationery                               5,998               11,512
Bad debts                                           88,913               11,296
Exchange (gain)/loss                                (6,166)              (8,697)
Cleaning                                             1,592                4,027
Bank charges                                        24,128                5,623
General                                             22,885               17,174
Miscellaneous                                       (8,556)             (26,256)
Professional fees                                  295,562               59,935
Intangible write off                               150,000              150,000
                                                   -------              -------

                                                 1,601,679            1,164,923

Research and development expenses
Wages and salaries                                 495,512              610,238
Travel                                              12,560               46,168
Non stock materials                                 48,842              257,906
Computer costs                                      16,808               23,432
Market research                                          -                    -
Building costs                                      11,261               11,291
Depreciation research and development              192,199              156,614
General                                              5,170                8,464
Consultancy fee                                        599                2,633
                                                   782,951            1,116,746
                                                   -------            ---------

Operating expenses                               2,384,630            2,281,669
                                                 =========            =========

Auditors' report to the members of Vedia Technology Limited
(formerly known as Ligurian Limited)

We have audited the financial statements on pages 7 to 20.

Respective responsibilities of directors and auditors in relation to the financial statements

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 1 to the financial statements concerning continued financial support. In view of the significance of the reliance on support from the directors and shareholders, we consider that it should be drawn to your attention. Our opinion is not qualified in this respect.

Opinion

In our opinion, the financial statements give a true and fair view of the state of the company's affairs at 31 December 1998 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Acts, 1963 to 1990 and all Regulations to be construed as one with those Acts.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion, the information given in the directors' report on pages 2 and 3 is consistent with the financial statements.

Auditors' report to the members of Vedia Technology Limited
(formerly known as Ligurian Limited)

Opinion


The net assets of the company, as stated in the balance sheet on page 10, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 1998 a financial situation which, under Section 40(1) of the Companies (Amendment) Act 1983, would require the convening of an extraordinary general meeting of the company.


Chartered Accountants
Registered Auditors

Vedia Technology Limited
(formerly known as Ligurian Limited)

Statement of accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.


Basis of preparation

The financial statements are presented in United States dollars (US$) and prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

Turnover

Turnover represents the invoiced value of goods and services exclusive of Value Added Tax.


Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less accumulated depreciation. The charge for depreciation is calculated to write down the cost of tangible fixed assets over their expected useful lives on a straight-line basis at the following annual rates:


      Plant and machinery                                 33 1/3%


Stocks

Stocks are valued at the lower of cost and net realisable value on an actual cost basis.


Taxation

Corporation tax is provided on profits should they arise.

Foreign currencies

Transactions arising in foreign currencies are recorded at the monthly average exchange rates. Monetary items denominated in foreign currencies are translated at the balance sheet rate and the exchange differences are dealt with in the profit and loss account.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Statement of accounting policies (continued)

Leased assets

Tangible fixed assets acquired under finance leases are included in the balance sheet at their equivalent capital value and depreciated over the shorter of the lease term and their useful lives. The corresponding liabilities are recorded as a creditor and the interest element of the finance lease rentals is charged to the profit and loss account on an annuity basis.

Research and development

Expenditure on research and development of new products is written off fully in the period in which it is incurred.

Intangible fixed assets

Intangible fixed assets relates to software licences and are being written off to the profit and loss account over three years.

Goodwill

Purchased goodwill arising on the acquisition of Mentec Picturecom is capitalised in the balance sheet and amortised over the estimated economic life of 10 years.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Profit and loss account
For the period ended 31 December 1998
                                                                 Period ended
                                                                  31 December
                                                     Notes               1998
                                                                          US$

Turnover -continuing operations                                     2,843,386

Cost of sales                                                      (1,823,505)
                                                                   ----------


Gross profit - continuing operations                                1,019,881

Operating expenses                                       2         (2,634,970)
                                                                   ----------


Operating loss - continuing operations                             (1,615,089)

Interest receivable and similar income                   3              7,234
Interest payable                                         4             (6,083)
                                                                   ----------


Loss on ordinary activities before taxation              5         (1,613,938)

Tax on loss on ordinary activities                       8                  -
                                                                   ----------

Loss for the financial year                                        (1,613,938)
Profit and loss account at beginning of year                                -
                                                                   ----------

Profit and loss account at end of year                             (1,613,938)
                                                                   ==========



The company had no recognised gains or losses in the financial period other than those dealt with in the profit and loss account.


On behalf of the board




Director                                           Director

Vedia Technology Limited
(formerly known as Ligurian Limited)

Balance sheet
at 31 December 1998

                                                      Note                         1998
                                                                               US$        US$
Fixed assets
Tangible assets                                          9                 301,538
Intangible assets                                       10                  30,930
Goodwill: purchased goodwill                            11               1,350,000
                                                                         ---------
                                                                                      1,682,468

Current assets
Stocks                                                  12                  85,611
Debtors                                                 13                 537,756
Cash at bank and in hand                                                   268,787

                                                                           892,154
Creditors: amounts falling due
 within one year                                        14                (643,885)
                                                                         ---------


Net current assets                                                                    248,269
                                                                                      -------

Total assets less current liabilities                                               1,930,737

Creditors: amounts falling due after one year           15                           (801,906)
                                                                                     --------

Net assets                                                                          1,128,831
                                                                                    =========

Capital and reserves
Called up share capital                                 17               1,416,000
Share premium account                                                    1,326,769
Profit and loss account                                                 (1,613,938)
                                                                         ---------


Shareholders' funds - equity                            19                          1,128,831
                                                                                    =========

On behalf of the board


Director                                           Director

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes
forming part of the financial statements

1    Financial Support

     Certain directors and shareholders have indicated that they are willing to provide financial support for the foreseeable future. The financial statements have, accordingly, been prepared on the going concern basis.


2    Operating expenses
                                                                    Period ended
                                                                31 December 1998
                                                                             US$

     Selling, general and administration expenses                      1,419,338
     Research and development expenses                                 1,215,632
                                                                       ---------


                                                                       2,634,970
                                                                       =========



3    Interest receivable and similar income
                                                                    Period ended
                                                                31 December 1998
                                                                             US$

     Deposit interest received                                             7,234
                                                                       =========


4    Interest payable
                                                                    Period ended
                                                                31 December 1998
                                                                             US$


     Bank interest                                                         4,236
     Finance lease interest payable
      in respect of finance leases                                         1,847
                                                                       ---------


                                                                           6,083
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

5    Statutory information
                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$

     Depreciation and other amounts written off:
     Owned tangible fixed assets                                          54,230
     Leased tangible fixed assets                                          3,059
                                                                       =========


     Auditors' remuneration                                               12,500
                                                                       =========

6    Employees

     The average weekly number of employees, analysed by category, were as follows: 1998 Number

     Sales and administration                                                  3
     Research and development                                                 18
     Manufacturing                                                             5
                                                                       ---------

                                                                              26
                                                                       =========


     The aggregate payroll costs of these employees were as follows:

                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$

     Wages and salaries                                                1,402,306
     Social welfare costs                                                163,349
     Pension cost                                                             -
                                                                       ---------


                                                                       1,565,655
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

7    Directors' remuneration and transactions
                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$
     Directors remuneration
     Fees                                                                 26,665
     Other remuneration including pension contributions                       -
                                                                          ------

                                                                          26,665
                                                                          ======



     Details of directors' interests in shares are provided in the directors' report.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

8    Tax on loss on ordinary activities

     No corporation tax was payable on the loss on ordinary activities for the period.


9    Tangible fixed assets
                                                         Plant &
                                                       Machinery          Total
                                                             US$            US$
     Cost
     Acquired from Mentec Limited                        121,063        121,063
     Additions                                           237,764        237,764
                                                         -------        -------


     At 31 December 1998                                 358,827        358,827
                                                         =======        =======


     Depreciation
     Charge for year                                      57,289         57,289
                                                         -------        -------


     At 31 December 1998                                  57,289         57,289
                                                         =======        =======

     Net book value
     At 31 December 1998                                 301,538        301,538
                                                         =======        =======

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

10   Intangible fixed assets                            Licences          Total
                                                             US$            US$

     Cost
     Additions in year                                    37,701         37,701
                                                          ------         ------


     At end of period                                     37,701         37,701
                                                          ======         ======

     Amortisation
     Amortisation in year                                  6,771          6,771
                                                          ------         ------


     At end of period                                      6,771          6,771
                                                           =====          =====


     Net book value
     At 31 December 1998                                  30,930         30,930
                                                          ======         ======


11   Goodwill                                          Purchased
                                                        goodwill          Total
                                                             US$            US$
     Cost
     At beginning of period                                    -              -
     Acquisitions                                      1,500,000      1,500,000
                                                       ---------      ---------


     At end of period                                  1,500,000      1,500,000
                                                       =========      =========

     Amortisation
     At beginning of period                                    -              -
     Acquisitions                                              -              -
     Amortised                                           150,000        150,000
                                                       ---------      ---------


     At end of period                                    150,000        150,000
                                                       =========      =========


     Net book value
     At 31 December 1998                               1,350,000      1,350,000
                                                       =========      =========


     The goodwill relates to the acquisition of the Mentec Picturecom business on 6 March 1998.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

12   Stocks                                                                1998
                                                                            US$

     Raw materials                                                       63,057
     Finished goods                                                      22,554
                                                                         ------


                                                                         85,611
                                                                         ======


13   Debtors: amounts falling due within one year
                                                                           1998
                                                                            US$

     Trade debtors                                                      437,298
     Prepayments and accrued income                                      37,301
     VAT repayable                                                       63,157
                                                                         ------


                                                                        537,756
                                                                        =======


14   Creditors: amounts falling due within one year
                                                                           1998
                                                                            US$

     Trade creditors                                                    218,109
     Bank overdraft (note 16)                                            13,789
     Loan (note 16)                                                      25,000
     Obligations under finance leases (note 16)                          40,536
     Accruals and deferred income                                       305,642
     PAYE/PRSI                                                           40,809
                                                                         ------


     Total                                                              643,885

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

15   Creditors: amounts falling due after one year                         1998
                                                                            US$

     Loan (note 16)                                                     725,000
     Obligations under finance lease (note 16)                           76,906
                                                                         ------


                                                                        801,906
                                                                        =======


16   Details of borrowings
                                                        Between      Between
                                         Within     one and two two and five
                                       one year           years        years       Total
                                            US$             US$          US$         US$

     Repayable other than by instalments
     Bank overdrafts                     13,789               -            -      13,789

     Repayable by instalments
     Obligations under finance leases    40,536          37,034       39,872     117,442
     Loan                                25,000         725,000            -     750,000
                                         ------         -------       ------     -------


     At end of year                      79,325         762,034       39,872     881,231
                                         ======         =======       ======     =======


17   Called up share capital
                                                                           1998
                                                                            US$
     Equity
     Authorised:
     150,000 "A" Ordinary Shares of US$1 each                           150,000
     4,850,000 Ordinary Shares of US$1 each                           4,850,000
                                                                      ---------


                                                                      5,000,000
                                                                      =========


     Allotted, called up and fully paid:
     Opening share capital                                                    -
     Shares issued during the period: Ordinary Shares of US$1 each    1,416,000
                                                                      ---------

     Closing share capital                                            1,416,000
                                                                      =========

Vedia Technology Limited
(formerly known as Ligurian Limited)
Notes (continued)

17   Called up share capital (continued)

     On 27 February 1998, a special resolution was passed to convert the authorised share capital from IR(pound)100 to US$5,000,000 by the creation of 150,000 "A" ordinary shares of US$1 each and 4,850,000 ordinary shares of US$1 each .

     During the year the following shares were allotted for cash at a premium of US$1 each :

     Trinity Venture Capital               500,000
     Michael Peirce                        380,000
     Gilbert Little                        175,000
     Mentec Limited                        345,000
     Paul Tierney                           16,000

18   Reserves

                                          Share           Share   Profit and
                                        capital         premium         loss
                                        account         account      account       Total
                                            US$            US$           US$         US$

     At beginning of year                     -              -             -           -

     Movement during the year         1,416,000      1,326,769    (1,613,938)  1,128,831
                                      ---------      ---------    ----------   ---------


     At end of year                   1,416,000      1,326,769    (1,613,938)  1,128,831
                                      =========      =========    ==========   =========


19   Reconciliation of movement in shareholders' funds
                                                                           1998
                                                                            US$

     Shareholders' funds at beginning of period                               -
     Shares issued during period                                      2,742,769
     Loss for financial period                                       (1,613,938)
                                                                     ----------


     Shareholders' funds at end of period                             1,128,831
                                                                      =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

20   Commitments
                                                                           1998
                                                                            US$
     Capital commitments
     Authorised and contracted for                                            -
     Authorised and not contracted for                                        -
                                                                       --------

                                                                              -
                                                                       ========

     Operating lease commitments

     Annual commitments cost under non cancellable operating leases as follows:


                                    Land and                         1998
                                   Buildings         Other          Total
                                         IR(pound)     IR(pound)      IR(pound)

     Expiring
     Within one year                       -             -              -
     Between two and five years       60,604             -         60,604
     More than five years                  -             -              -
                                     -------       -------        -------

                                      60,604             -         60,604
                                     =======       =======        =======

Vedia Technology Limited
(formerly known as Ligurian Limited)
Notes (continued)
21   Related party transactions

     Mentec Limited is a shareholder of Vedia Technology Limited. The company's related parties as defined by FRS 8 - Related Party Disclosures and the extent of transactions are summarised below:

                                                                           1998
                                                                         Mentec
                                                                        Limited
                                                                            US$
     Cost of goods/services supplied
      to Vedia Technology Limited on
      normal trading terms                                              475,908
                                                                        =======

     Amounts due from/(to) related parties at arising from:

     Trading activities                                                 (12,001)
                                                                        =======

     Maximum amount outstanding
      during the year                                                   427,056
                                                                        =======


     Mentec Limited provided an interest bearing loan to Vedia Technology Limited for US$750,000. The terms of the loan required repayment of US$375,000 on 31 March 1999 and 30 September 1999. The interest on the loan is DIBOR plus 3.5% for 3 months funds from the repayment dates.
     This loan will be repaid to Mentec Limited at a rate which is yet to be determined.

     Dr. M. Pierce is a shareholder and director of Mentec Limited and Mr. M Horgan is a director of Mentec Limited. Mr. J. Tracey is a director of Trinity Venture Capital, a company having a shareholding in Vedia Technology Limited.

22   Cash flow statement

     The company has availed of exemptions in FRS 1 - Cashflow Statements (Revised) not to prepare a cash flow as it meets the requirements of
     Section 8 of the Companies (Amendment) Act 1986 to be treated as a small company.

23   Purchase of business

     On 6 March 1998 the company purchased the business and assets of Mentec Picturecom Limited for a cash consideration of US$1,892,783. The business was purchased as a going concern and the purchase price was allocated as follows:Plant and Machinery US$121,064, stock US$271,716 and goodwill US$1,500,000.

24   Approval of financial statements

     The financial statements were approved by the board of directors on

Vedia Technology Limited
(formerly known as Ligurian Limited)

     Reconciliation between Irish and U.S. Accounting Principles

     The financial statements of the company set out on pages 7 to 20 have been prepared in accordance with generally accepted accounting principles applicable in Ireland ("Irish GAAP") which differ in certain significant respects from those applicable in the U.S. (" U.S. GAAP"). The material differences as they apply to the financial statements are as follows :

     (a)  Financial statement format

          The format of the financial statements and certain note disclosures under U.S. GAAP differ from those under Irish GAAP.

     (b)  Forward - looking statements

          To the extent any statement made in these financial statements with information that is not historical, these statements are necessarily forward - looking. As such, they are subject to the occurrence of many events outside of Vedia's control and are subject to various risk factors that would cause our results to differ materially from those expressed in any forward - looking statement.


     The following is a summary of the material adjustments to loss and shareholders' equity which would be required had the financial statements being prepared in accordance with U.S. GAAP.

     (i)     Effect on loss for the financial year

                                                                 10 months ended
                                                                 31 December1998
                                                                             US$

            Loss for the financial year under Irish GAAP               1,613,938
                                                                       =========
              Net loss as stated under U.S. GAAP                       1,613,938
                                                                       =========


     (ii)    Effect on shareholders equity

                                                                     31 December
                                                                            1998
                                                                             US$

             Shareholders' equity as stated under Irish GAAP           1,128,831
                                                                       =========

             Shareholders' equity as stated under U.S. GAAP            1,128,831
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Operating statement
for the period ended 31 December 1998

                                                                   Period ended
                                                                    31 December
                                                                           1998
                                                                            US$

Turnover                                                              2,843,386

Cost of sales (Appendix 1)                                           (1,823,505)
                                                                     ----------


Gross profit                                                          1,019,881

Operating expenses (Appendix 2)                                      (2,634,970)
                                                                     ----------


Operating loss                                                       (1,615,089)
                                                                     ==========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Appendix 1:  Cost of sales
for the period ended 31 December 1998


                                                 Period ended
                                                  31 December
                                                         1998
                                                          US$

Direct costs

Opening stock                                         271,716
Raw material purchases                              1,422,290
Less: Closing stock                                   (85,611)
                                                      -------

Raw materials consumed                              1,608,395

Manufacturing overheads

Direct labour                                         124,139
Freight                                                54,577
Production overheads                                    9,469
Subcontractors                                         26,925
                                                       ------

                                                      215,110
                                                      -------

Cost of sales                                       1,823,505
                                                    =========

Vedia Technology Limited
(formerly known as Ligurian Limited)
Appendix 2: Operating expenses
for the period ended 31 December 1998
                                                         Period ended
                                                          31 December
                                                                 1998
                                                                  US$
Administration expenses
Wages and salaries                                            538,891
Commission                                                     24,402
Contractors                                                    79,380
Marketing and advertising                                     108,336
Light, heat and power                                           3,223
Travel and subsistence                                        175,610
Non stock materials                                             2,682
Rent and rates                                                 80,679
Telephone and telex                                            43,739
Computer costs                                                  4,958
Insurance                                                      14,922
Subscriptions                                                   1,474
Postage and stationery                                          6,672
Professional fees                                               9,004
Legal expenses                                                  5,108
Bad debts                                                      65,531
Exchange loss                                                  35,041
Cleaning                                                        1,528
Bank charges                                                    1,953
General                                                         3,595
Miscellaneous                                                  26,967
General overheads allocated to finance and planning            35,643
Intangible write off                                          150,000
                                                              -------


                                                            1,419,338

Research and development expenses
Wages and salaries                                            902,465
Travel                                                         47,910
Non stock materials                                            95,149
Computer costs                                                 72,597
Market research                                                13,942
Telephone costs                                                13,780
Depreciation research and development                          64,060
General                                                         5,729
                                                                -----
                                                            1,215,632
                                                            ---------


Operating expenses                                          2,634,970
                                                            =========

Auditors' report to the members of Vedia Technology Limited
(formerly known as Ligurian Limited)

We have audited the financial statements on pages 7 to 20.

Respective responsibilities of directors and auditors in relation to the financial statements

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 1 to the financial statements concerning continued financial support. In view of the significance of the reliance on support from the directors and shareholders, we consider that it should be drawn to your attention. Our opinion is not qualified in this respect.

Opinion

In our opinion, the financial statements give a true and fair view of the state of the company's affairs at 31 December 1998 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Acts, 1963 to 1990 and all Regulations to be construed as one with those Acts.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion, the information given in the directors' report on pages 2 and 3 is consistent with the financial statements.

Auditors' report to the members of Vedia Technology Limited
(formerly known as Ligurian Limited)

Opinion


The net assets of the company, as stated in the balance sheet on page 10, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 1998 a financial situation which, under Section 40(1) of the Companies (Amendment) Act 1983, would require the convening of an extraordinary general meeting of the company.


Chartered Accountants
Registered Auditors

Vedia Technology Limited
(formerly known as Ligurian Limited)

Statement of accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.


Basis of preparation

The financial statements are presented in United States dollars (US$) and prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

Turnover

Turnover represents the invoiced value of goods and services exclusive of Value Added Tax.


Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less accumulated depreciation. The charge for depreciation is calculated to write down the cost of tangible fixed assets over their expected useful lives on a straight-line basis at the following annual rates:


      Plant and machinery                                 33 1/3%


Stocks

Stocks are valued at the lower of cost and net realisable value on an actual cost basis.


Taxation

Corporation tax is provided on profits should they arise.

Foreign currencies

Transactions arising in foreign currencies are recorded at the monthly average exchange rates. Monetary items denominated in foreign currencies are translated at the balance sheet rate and the exchange differences are dealt with in the profit and loss account.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Statement of accounting policies (continued)

Leased assets

Tangible fixed assets acquired under finance leases are included in the balance sheet at their equivalent capital value and depreciated over the shorter of the lease term and their useful lives. The corresponding liabilities are recorded as a creditor and the interest element of the finance lease rentals is charged to the profit and loss account on an annuity basis.

Research and development

Expenditure on research and development of new products is written off fully in the period in which it is incurred.

Intangible fixed assets

Intangible fixed assets relates to software licences and are being written off to the profit and loss account over three years.

Goodwill

Purchased goodwill arising on the acquisition of Mentec Picturecom is capitalised in the balance sheet and amortised over the estimated economic life of 10 years.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Profit and loss account
For the period ended 31 December 1998
                                                                 Period ended
                                                                  31 December
                                                     Notes               1998
                                                                          US$

Turnover -continuing operations                                     2,843,386

Cost of sales                                                      (1,823,505)
                                                                   ----------


Gross profit - continuing operations                                1,019,881

Operating expenses                                       2         (2,634,970)
                                                                   ----------


Operating loss - continuing operations                             (1,615,089)

Interest receivable and similar income                   3              7,234
Interest payable                                         4             (6,083)
                                                                   ----------


Loss on ordinary activities before taxation              5         (1,613,938)

Tax on loss on ordinary activities                       8                  -
                                                                   ----------

Loss for the financial year                                        (1,613,938)
Profit and loss account at beginning of year                                -
                                                                   ----------

Profit and loss account at end of year                             (1,613,938)
                                                                   ==========



The company had no recognised gains or losses in the financial period other than those dealt with in the profit and loss account.


On behalf of the board




Director                                           Director

Vedia Technology Limited
(formerly known as Ligurian Limited)

Balance sheet
at 31 December 1998

                                                      Note                         1998
                                                                               US$        US$
Fixed assets
Tangible assets                                          9                 301,538
Intangible assets                                       10                  30,930
Goodwill: purchased goodwill                            11               1,350,000
                                                                         ---------
                                                                                      1,682,468

Current assets
Stocks                                                  12                  85,611
Debtors                                                 13                 537,756
Cash at bank and in hand                                                   268,787

                                                                           892,154
Creditors: amounts falling due
 within one year                                        14                (643,885)
                                                                         ---------


Net current assets                                                                    248,269
                                                                                      -------

Total assets less current liabilities                                               1,930,737

Creditors: amounts falling due after one year           15                           (801,906)
                                                                                     --------

Net assets                                                                          1,128,831
                                                                                    =========

Capital and reserves
Called up share capital                                 17               1,416,000
Share premium account                                                    1,326,769
Profit and loss account                                                 (1,613,938)
                                                                         ---------


Shareholders' funds - equity                            19                          1,128,831
                                                                                    =========

On behalf of the board


Director                                           Director

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes
forming part of the financial statements

1    Financial Support

     Certain directors and shareholders have indicated that they are willing to provide financial support for the foreseeable future. The financial statements have, accordingly, been prepared on the going concern basis.


2    Operating expenses
                                                                    Period ended
                                                                31 December 1998
                                                                             US$

     Selling, general and administration expenses                      1,419,338
     Research and development expenses                                 1,215,632
                                                                       ---------


                                                                       2,634,970
                                                                       =========



3    Interest receivable and similar income
                                                                    Period ended
                                                                31 December 1998
                                                                             US$

     Deposit interest received                                             7,234
                                                                       =========


4    Interest payable
                                                                    Period ended
                                                                31 December 1998
                                                                             US$


     Bank interest                                                         4,236
     Finance lease interest payable
      in respect of finance leases                                         1,847
                                                                       ---------


                                                                           6,083
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

5    Statutory information
                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$

     Depreciation and other amounts written off:
     Owned tangible fixed assets                                          54,230
     Leased tangible fixed assets                                          3,059
                                                                       =========


     Auditors' remuneration                                               12,500
                                                                       =========

6    Employees

     The average weekly number of employees, analysed by category, were as follows: 1998 Number

     Sales and administration                                                  3
     Research and development                                                 18
     Manufacturing                                                             5
                                                                       ---------

                                                                              26
                                                                       =========


     The aggregate payroll costs of these employees were as follows:

                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$

     Wages and salaries                                                1,402,306
     Social welfare costs                                                163,349
     Pension cost                                                             -
                                                                       ---------


                                                                       1,565,655
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

7    Directors' remuneration and transactions
                                                                    Period ended
                                                                     31 December
                                                                            1998
                                                                             US$
     Directors remuneration
     Fees                                                                 26,665
     Other remuneration including pension contributions                       -
                                                                          ------

                                                                          26,665
                                                                          ======



     Details of directors' interests in shares are provided in the directors' report.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

8    Tax on loss on ordinary activities

     No corporation tax was payable on the loss on ordinary activities for the period.


9    Tangible fixed assets
                                                         Plant &
                                                       Machinery          Total
                                                             US$            US$
     Cost
     Acquired from Mentec Limited                        121,063        121,063
     Additions                                           237,764        237,764
                                                         -------        -------


     At 31 December 1998                                 358,827        358,827
                                                         =======        =======


     Depreciation
     Charge for year                                      57,289         57,289
                                                         -------        -------


     At 31 December 1998                                  57,289         57,289
                                                         =======        =======

     Net book value
     At 31 December 1998                                 301,538        301,538
                                                         =======        =======

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

10   Intangible fixed assets                            Licences          Total
                                                             US$            US$

     Cost
     Additions in year                                    37,701         37,701
                                                          ------         ------


     At end of period                                     37,701         37,701
                                                          ======         ======

     Amortisation
     Amortisation in year                                  6,771          6,771
                                                          ------         ------


     At end of period                                      6,771          6,771
                                                           =====          =====


     Net book value
     At 31 December 1998                                  30,930         30,930
                                                          ======         ======


11   Goodwill                                          Purchased
                                                        goodwill          Total
                                                             US$            US$
     Cost
     At beginning of period                                    -              -
     Acquisitions                                      1,500,000      1,500,000
                                                       ---------      ---------


     At end of period                                  1,500,000      1,500,000
                                                       =========      =========

     Amortisation
     At beginning of period                                    -              -
     Acquisitions                                              -              -
     Amortised                                           150,000        150,000
                                                       ---------      ---------


     At end of period                                    150,000        150,000
                                                       =========      =========


     Net book value
     At 31 December 1998                               1,350,000      1,350,000
                                                       =========      =========


     The goodwill relates to the acquisition of the Mentec Picturecom business on 6 March 1998.

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

12   Stocks                                                                1998
                                                                            US$

     Raw materials                                                       63,057
     Finished goods                                                      22,554
                                                                         ------


                                                                         85,611
                                                                         ======


13   Debtors: amounts falling due within one year
                                                                           1998
                                                                            US$

     Trade debtors                                                      437,298
     Prepayments and accrued income                                      37,301
     VAT repayable                                                       63,157
                                                                         ------


                                                                        537,756
                                                                        =======


14   Creditors: amounts falling due within one year
                                                                           1998
                                                                            US$

     Trade creditors                                                    218,109
     Bank overdraft (note 16)                                            13,789
     Loan (note 16)                                                      25,000
     Obligations under finance leases (note 16)                          40,536
     Accruals and deferred income                                       305,642
     PAYE/PRSI                                                           40,809
                                                                         ------


     Total                                                              643,885

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

15   Creditors: amounts falling due after one year                         1998
                                                                            US$

     Loan (note 16)                                                     725,000
     Obligations under finance lease (note 16)                           76,906
                                                                         ------


                                                                        801,906
                                                                        =======


16   Details of borrowings
                                                        Between      Between
                                         Within     one and two two and five
                                       one year           years        years       Total
                                            US$             US$          US$         US$

     Repayable other than by instalments
     Bank overdrafts                     13,789               -            -      13,789

     Repayable by instalments
     Obligations under finance leases    40,536          37,034       39,872     117,442
     Loan                                25,000         725,000            -     750,000
                                         ------         -------       ------     -------


     At end of year                      79,325         762,034       39,872     881,231
                                         ======         =======       ======     =======


17   Called up share capital
                                                                           1998
                                                                            US$
     Equity
     Authorised:
     150,000 "A" Ordinary Shares of US$1 each                           150,000
     4,850,000 Ordinary Shares of US$1 each                           4,850,000
                                                                      ---------


                                                                      5,000,000
                                                                      =========


     Allotted, called up and fully paid:
     Opening share capital                                                    -
     Shares issued during the period: Ordinary Shares of US$1 each    1,416,000
                                                                      ---------

     Closing share capital                                            1,416,000
                                                                      =========

Vedia Technology Limited
(formerly known as Ligurian Limited)
Notes (continued)

17   Called up share capital (continued)

     On 27 February 1998, a special resolution was passed to convert the authorised share capital from IR(pound)100 to US$5,000,000 by the creation of 150,000 "A" ordinary shares of US$1 each and 4,850,000 ordinary shares of US$1 each .

     During the year the following shares were allotted for cash at a premium of US$1 each :

     Trinity Venture Capital               500,000
     Michael Peirce                        380,000
     Gilbert Little                        175,000
     Mentec Limited                        345,000
     Paul Tierney                           16,000

18   Reserves

                                          Share           Share   Profit and
                                        capital         premium         loss
                                        account         account      account       Total
                                            US$            US$           US$         US$

     At beginning of year                     -              -             -           -

     Movement during the year         1,416,000      1,326,769    (1,613,938)  1,128,831
                                      ---------      ---------    ----------   ---------


     At end of year                   1,416,000      1,326,769    (1,613,938)  1,128,831
                                      =========      =========    ==========   =========


19   Reconciliation of movement in shareholders' funds
                                                                           1998
                                                                            US$

     Shareholders' funds at beginning of period                               -
     Shares issued during period                                      2,742,769
     Loss for financial period                                       (1,613,938)
                                                                     ----------


     Shareholders' funds at end of period                             1,128,831
                                                                      =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Notes (continued)

20   Commitments
                                                                           1998
                                                                            US$
     Capital commitments
     Authorised and contracted for                                            -
     Authorised and not contracted for                                        -
                                                                       --------

                                                                              -
                                                                       ========

     Operating lease commitments

     Annual commitments cost under non cancellable operating leases as follows:


                                    Land and                         1998
                                   Buildings         Other          Total
                                         IR(pound)     IR(pound)      IR(pound)

     Expiring
     Within one year                       -             -              -
     Between two and five years       60,604             -         60,604
     More than five years                  -             -              -
                                     -------       -------        -------

                                      60,604             -         60,604
                                     =======       =======        =======

Vedia Technology Limited
(formerly known as Ligurian Limited)
Notes (continued)
21   Related party transactions

     Mentec Limited is a shareholder of Vedia Technology Limited. The company's related parties as defined by FRS 8 - Related Party Disclosures and the extent of transactions are summarised below:

                                                                           1998
                                                                         Mentec
                                                                        Limited
                                                                            US$
     Cost of goods/services supplied
      to Vedia Technology Limited on
      normal trading terms                                              475,908
                                                                        =======

     Amounts due from/(to) related parties at arising from:

     Trading activities                                                 (12,001)
                                                                        =======

     Maximum amount outstanding
      during the year                                                   427,056
                                                                        =======


     Mentec Limited provided an interest bearing loan to Vedia Technology Limited for US$750,000. The terms of the loan required repayment of US$375,000 on 31 March 1999 and 30 September 1999. The interest on the loan is DIBOR plus 3.5% for 3 months funds from the repayment dates.
     This loan will be repaid to Mentec Limited at a rate which is yet to be determined.

     Dr. M. Pierce is a shareholder and director of Mentec Limited and Mr. M Horgan is a director of Mentec Limited. Mr. J. Tracey is a director of Trinity Venture Capital, a company having a shareholding in Vedia Technology Limited.

22   Cash flow statement

     The company has availed of exemptions in FRS 1 - Cashflow Statements (Revised) not to prepare a cash flow as it meets the requirements of
     Section 8 of the Companies (Amendment) Act 1986 to be treated as a small company.

23   Purchase of business

     On 6 March 1998 the company purchased the business and assets of Mentec Picturecom Limited for a cash consideration of US$1,892,783. The business was purchased as a going concern and the purchase price was allocated as follows:Plant and Machinery US$121,064, stock US$271,716 and goodwill US$1,500,000.

24   Approval of financial statements

     The financial statements were approved by the board of directors on

Vedia Technology Limited
(formerly known as Ligurian Limited)

     Reconciliation between Irish and U.S. Accounting Principles

     The financial statements of the company set out on pages 7 to 20 have been prepared in accordance with generally accepted accounting principles applicable in Ireland ("Irish GAAP") which differ in certain significant respects from those applicable in the U.S. (" U.S. GAAP"). The material differences as they apply to the financial statements are as follows :

     (a)  Financial statement format

          The format of the financial statements and certain note disclosures under U.S. GAAP differ from those under Irish GAAP.

     (b)  Forward - looking statements

          To the extent any statement made in these financial statements with information that is not historical, these statements are necessarily forward - looking. As such, they are subject to the occurrence of many events outside of Vedia's control and are subject to various risk factors that would cause our results to differ materially from those expressed in any forward - looking statement.


     The following is a summary of the material adjustments to loss and shareholders' equity which would be required had the financial statements being prepared in accordance with U.S. GAAP.

     (i)     Effect on loss for the financial year

                                                                 10 months ended
                                                                 31 December1998
                                                                             US$

            Loss for the financial year under Irish GAAP               1,613,938
                                                                       =========
              Net loss as stated under U.S. GAAP                       1,613,938
                                                                       =========


     (ii)    Effect on shareholders equity

                                                                     31 December
                                                                            1998
                                                                             US$

             Shareholders' equity as stated under Irish GAAP           1,128,831
                                                                       =========

             Shareholders' equity as stated under U.S. GAAP            1,128,831
                                                                       =========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Operating statement
for the period ended 31 December 1998

                                                                   Period ended
                                                                    31 December
                                                                           1998
                                                                            US$

Turnover                                                              2,843,386

Cost of sales (Appendix 1)                                           (1,823,505)
                                                                     ----------


Gross profit                                                          1,019,881

Operating expenses (Appendix 2)                                      (2,634,970)
                                                                     ----------


Operating loss                                                       (1,615,089)
                                                                     ==========

Vedia Technology Limited
(formerly known as Ligurian Limited)

Appendix 1:  Cost of sales
for the period ended 31 December 1998


                                                 Period ended
                                                  31 December
                                                         1998
                                                          US$

Direct costs

Opening stock                                         271,716
Raw material purchases                              1,422,290
Less: Closing stock                                   (85,611)
                                                      -------

Raw materials consumed                              1,608,395

Manufacturing overheads

Direct labour                                         124,139
Freight                                                54,577
Production overheads                                    9,469
Subcontractors                                         26,925
                                                       ------

                                                      215,110
                                                      -------

Cost of sales                                       1,823,505
                                                    =========

Vedia Technology Limited
(formerly known as Ligurian Limited)
Appendix 2: Operating expenses
for the period ended 31 December 1998
                                                         Period ended
                                                          31 December
                                                                 1998
                                                                  US$
Administration expenses
Wages and salaries                                            538,891
Commission                                                     24,402
Contractors                                                    79,380
Marketing and advertising                                     108,336
Light, heat and power                                           3,223
Travel and subsistence                                        175,610
Non stock materials                                             2,682
Rent and rates                                                 80,679
Telephone and telex                                            43,739
Computer costs                                                  4,958
Insurance                                                      14,922
Subscriptions                                                   1,474
Postage and stationery                                          6,672
Professional fees                                               9,004
Legal expenses                                                  5,108
Bad debts                                                      65,531
Exchange loss                                                  35,041
Cleaning                                                        1,528
Bank charges                                                    1,953
General                                                         3,595
Miscellaneous                                                  26,967
General overheads allocated to finance and planning            35,643
Intangible write off                                          150,000
                                                              -------


                                                            1,419,338

Research and development expenses
Wages and salaries                                            902,465
Travel                                                         47,910
Non stock materials                                            95,149
Computer costs                                                 72,597
Market research                                                13,942
Telephone costs                                                13,780
Depreciation research and development                          64,060
General                                                         5,729
                                                                -----
                                                            1,215,632
                                                            ---------


Operating expenses                                          2,634,970
                                                            =========

                         Pro Forma Financial Information
                Gentner Communications Corporation and Ivron Systems, Ltd.
               Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial information gives effect to the share purchase transaction of Ivron Systems, Ltd. ("Ivron") by Gentner using the purchase method of accounting. The unaudited pro forma condensed combined balance sheet as of June 30, 2001 gives effect to the acquisition as if the acquisition had occurred on that date. The unaudited pro forma condensed combined balance sheet as of June 30, 2001 and the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2001 give effect to the acquisition as if the acquisition had occurred on July 1, 2000. The unaudited pro forma condensed combined statement of operations presented for the year ended June 30, 2001 includes the audited historical financial results of Gentner for the year ended June 30, 2001 and unaudited financial results of Ivron for the fiscal year ended June 30, 2001, comprising the last six months of operations of Ivron for the year ended December 31, 2000 and the first six months of operations of Ivron for the year ended December 31, 2001. Ivron's year end is December 31; therefore, Ivron's financial results included in the pro forma information does not reflect Ivron's fiscal year ended as set forth in the accompanying financial statements.

Unaudited pro forma combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the purchase occurred at the beginning of the period presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined financial statements are based upon the respective historical financial statements of Gentner and Ivron and do not incorporate, nor do they assume, any benefits from cost savings or synergies of operations of the combined company.

                    Unaudited Pro Forma Financial Information
                   Pro Forma Condensed Combined Balance Sheet
                               As of June 30, 2001
                                  (Historical)

                                                   Gentner        Ivron       Pro Forma      Pro Forma
                                               Communications  Systems,Ltd.  Adjustments      Combined
                                                 (in `000s)     (in `000s)    (in `000s)     (in `000s)

ASSETS
Current assets
  Cash and cash equivalents                      $  6,852       $     92      $ (6,666)   A  $    278
  Accounts receivable, net                          7,213            162                        7,375
  Note receivable - current portion                    71                                          71
  Inventory                                         4,132            596                        4,728
  Deferred taxes                                      247                                         247
  Other current assets                                781             26                          807
                                                 --------       --------      --------       --------
Total current assets                               19,296            876        (6,666)        13,506

  Property and equipment, net                       3,697             50                        3,747
  Goodwill and other intangibles, net               2,815          1,009        (1,009)   B         -
                                                                                 6,064    D     8,879
  Note receivable - long-term portion               1,717                                       1,717
  Deposits and other assets                            73                                          73
                                                 --------       --------      --------       --------
Total assets                                     $ 27,598       $  1,935      $ (1,611)      $ 27,922
                                                 ========       ========      ========       ========



                                      P-1


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                               $    569       $     72                     $    641
  Accrued expenses                                  1,551            242                        1,793
  Current portion of capital lease obligations        182             10                          192
  Note payable - current portion                                     300      $   (300)   E         -
                                                 --------       --------      --------       --------
Total current liabilities                           2,302            624          (300)         2,626

  Capital lease obligations                            48                                          48
  Note payable - long-term portion                                   425          (425)   E         -
  Deferred tax liability                              746                                         746
                                                 --------       --------      --------       --------
Total liabilities                                   3,096          1,049          (725)         3,420

Shareholders' equity
  Common stock                                          9          4,137        (4,137)   C         9
  Additional paid-in capital                        8,963          4,048        (4,048)   C     8,963
  Retained earnings (accumulated deficit)          15,530         (7,299)        7,299    C    15,530
Total shareholders' equity                         24,502            886          (886)   C    24,502
                                                 --------       --------      --------       --------
Total liabilities and shareholders' equity       $ 27,598       $  1,935      $ (1,611)      $ 27,922
                                                 ========       ========      ========       ========

See accompanying notes to unaudited pro forma condensed combined financial statements


              Unaudited Pro Forma Condensed Combined Statement of Operations
                        For the year ended June 30, 2001
                                  (Historical)

                                                   Gentner        Ivron       Pro Forma      Pro Forma
                                               Communications  Systems, Ltd.  Adjustments     Combined
                                                 (in `000s)     (in `000s)     (in `000s)    (in `000s)

Net sales                                      $   39,878       $    608                    $  40,486
Cost of goods sold                                 16,503            798                       17,301
                                                 --------       --------      --------       --------
  Gross profit                                     23,375           (190)                      23,185

Operating expenses
  Marketing and selling                             7,753          1,588                        9,341
  General and administrative                        4,649            555                        5,204
  Research and product development                  2,502            732                        3,234
                                                 --------       --------      --------       --------
    Total operating expenses                       14,904          2,875                       17,779

    Operating income (loss)                         8,471         (3,065)                       5,406

Other income (expense)
  Interest income                                     397                                         397
  Interest expense                                    (42)                                        (42)
  Other, net                                           18                                          18
                                                 --------       --------      --------       --------
    Total other income (expense)                      373                                         373
                                                 --------       --------      --------       --------
Income (loss) before income taxes                   8,844         (3,065)                       5,779
Provision for income taxes                         (3,319)                                     (3,319)
                                                 --------       --------      --------       --------
  Net income (loss)                                 5,525         (3,065)                       2,460
                                                 ========       ========      ========       ========

Basic earnings per common share                      0.64                                        0.29
Diluted earnings per common share                    0.61                                        0.27
Weighted average shares outstanding:
     Basic                                      8,593,510                                   8,593,510
     Diluted                                    9,015,644                                   9,015,644

See accompanying notes to unaudited pro forma condensed combined financial statement

NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

NOTE 1.
        On October 3, 2001, Gentner executed its share purchase agreement with Ivron. Under the terms of the agreement, Gentner purchased the cash, accounts receivable, fixed assets, inventory, certain other assets, and technological infrastructure, including patents, of Ivron. Gentner also assumed the accounts payable, accrued expenses and capital lease obligations of Ivron. Gentner issued cash of $6,000,000 for all issued and outstanding shares of Ivron, cash of $650,000 for all outstanding options to purchase common shares of Ivron, and incurred acquisition costs of $16,000 in the transaction. The following is a summary of the purchase price allocation (in thousands):

        Cash                                                  $      92
        Accounts receivable                                         162
        Fixed assets                                                 50
        Inventory                                                   596
        Goodwill and other intangible assets                      6,064
        Other assets                                                 26
        Accounts payable                                            (72)
        Accrued expenses                                           (242)
        Current portion of capital lease obligations                (10)
                                                                --------
                Total                                            $6,666
                                                                 ======

NOTE 2.
        The unaudited pro forma condensed combined balance sheet includes the adjustments necessary to give effect to the Ivron purchase as if it had occurred at June 30, 2001 as noted above. The unaudited pro forma condensed combined statement of operations includes the adjustments necessary to give effect to the Ivron purchase as if it had occurred on July 1, 2000, and include Ivron operations fo rthe last six months of the calendar year ended December 31, 2000 and the first six months of calendar year ended December 31, 2001.

        Adjustments included in the pro forma condensed combined financial statements are summarized as follows:

(A)  Cash outlay for acquisition includes:
     o $6,000,000 - Cash paid to purchase all of the issued and outstanding shares of Ivron as specified in the share purchase agreement.
     o $650,000 - Cash consideration paid to cancel all outstanding options to purchase shares of Ivron.
     o    $16,000 - Cash paid for costs associated with the acquisition.
(B) Elimination of goodwill and other intangibles that were not purchased as part of the acquisition.
     o $975,000 - Goodwill from the acquisition of the Mentec Picturecom business purchased by Ivron on March 6, 1998.
     o    $34,000 - Intangibles consisting of software.
(C)  Elimination of the equity of Ivron.
(D) Amount represents goodwill of $6,064,000 and capitalized acquisition costs of approximately $16,000 for the year ended June 30, 2001. (F)
(E) Elimination of the Ivron debt, which was paid in full prior to the closing of the transaction.
(F) Acquired intangible assets, including goodwill. As required under recently released FASB Statement No. 141 (FAS No. 141), Business Combinations, Gentner is required to allocate a portion of the purchase price to recognize goodwill and intangible assets apart from goodwill. Gentner, in conjunction with its advisors, is evaluating the new criteria established in FAS No. 141 to properly determine the value of each intangible asset that should be recognized apart from goodwill. In addition, as required under recently released FASB Statement No. 142 (FAS No. 142), Goodwill and Other Intangible Assets, a portion of the acquired intangible assets may be subject to amortization. Such potential amortization has not been reflected in the accompanying pro forma condensed combined statements of operations. If the amount reported is subsequently determined to be materially incorrect, revised pro forma financial statements will be issued.